UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                        April 3, 2014 (February 25, 2014)
                Date of Report (Date of earliest event reported)


                            LIBERTY COAL ENERGY CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                        0-54073                   90-0819102
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

     2782 Gateway Road, Carlsbad, CA                                92009
(Address of principal executive offices)                          (Zip Code)

                                 (760) 410-8189
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 27, 2014, Mr. Edwin Morrow resigned as a Director of the Company.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On February 25, 2014, FINRA rejected Liberty Coal Energy Corp's (the "Company") Notice of Appeal for the proposed reverse stock split. After careful deliberation with the Company's counsel, we have determined that a further appeal to the SEC would be too time consuming and costly and, thus, the proposed reversed stock split will not go into effect. The Company will continue to execute its business plan and will continue to evaluate its capital structure.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LIBERTY COAL ENERGY CORP.


Date: April 3, 2014               By: /s/ Robert T. Malasek
                                      -------------------------------------
                                      President, Chief Executive Officer &
                                      Chief Financial Officer

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